DELAWARE POOLED® TRUST

Macquarie Large Cap Value Portfolio
(the “Portfolio” or “Acquired Portfolio”)

Supplement to the Portfolio’s Prospectus and Statement of Additional Information
dated February 26, 2021

On September 3, 2021, shareholders of Delaware Pooled Trust approved the agreement and plan of reorganization (Reorganization) of the Portfolio into and with a substantially similar fund and class of another Delaware Fund as shown in the table below:

Acquired Portfolio and Class	Acquiring Fund and Class
Macquarie Large Cap Value Portfolio, a series of Delaware Pooled Trust	Delaware Value® Fund, a series of Delaware Group® Equity Funds II
Share Class	Class R6

The Reorganization provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Portfolio by the Delaware Value Fund, a series of Delaware Group Equity Funds II (“Acquiring Fund”) in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Acquired Portfolio; and (c) the liquidation and termination of the Acquired Portfolio.

The Reorganization will take place at the close of business on or about September 17, 2021.

The Acquired Portfolio will continue to accept purchases from both new and existing shareholders until close of business on September 10, 2021. Reinvested dividends and capital gains may continue until the Reorganization date.

Prior to the closing of the Reorganization, the Acquired Portfolio will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Shareholders will be permitted to exchange their shares for the same share class of any of Delaware Funds® by Macquarie’s other funds prior to the Acquired Portfolio’s reorganization date. Any exchange would be made at the current net asset value of the Acquired Portfolio and the selected Delaware Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 3, 2021.